Summit Therapeutics Q4 & YE 2024 Earnings Call February 24, 2025 9:00am ET

Forward Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company’s anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q4 & YE 2024 Earnings Call - February 2025 2

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. z Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q4 & YE 2024 Earnings Call - February 2025 3 1 Q4 2024 Highlights Completed enrollment, Fast Track designation, data expected mid-2025 Activation has begun for the initial U.S. trial sites Announced Pfizer collaboration to study ivonescimab combined with multiple ADCs in several tumor types Trial expanded to include non-squamous histology, which doubles the initial addressable patient population in the U.S.4 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Publications in 2024 in 7 tumor types 2 14 Total patients treated in clinical trials 1 2,300+ 5 Oral presentations at major medical conferences 3 1. Data on File. 2024; 2. clinicaltrials.gov 3. Publications available at smmttx.com, Accessed On Jan 04, 2025. 4. Non- squamous NSCLC represents approximately 70% of NSCLC; squamous represent s approximately 30% of NSCLC patients. Ivonescimab in 2024:

Ivonescimab Pipeline

Akesobio

Conducted in China
Fully Sponsored and Managed by Akeso

Phase III

2L+ NSCLC: HARMONi-A

1L NSCLC: HARMONi-2

1L NSCLC: HARMONi-6

1L R/M HNSCC: HARMONi-HN1

1L Biliary Tract: HARMONi-GI1

1L Pancreatic: HARMONi-GI2

1L Breast: HARMONi-BC1

Phase I-II

NSCLC	SCLC
Ovarian	Hepatocellular
G/GEJ	Colorectal

Summit therapeutics

Planned and Ongoing Studies
*Sponsored by Summit Therapeutics**

Phase III

2L+ NSCLC: HARMONi

1L NSCLC: HARMONi-3

1L NSCLC: HARMONi-7

Expanding CDP

Further Announcements Planned in 2025
Not shown in image

ISTs

30+ Trials Progressing Forward
Not shown in image

M.D. Anderson Collaboration Initiated

$15 million committed by Summit



*ISTs, M.D. Anderson collaboration trials not sponsored by Summit. Akeso Phase III clinical trials from Akeso's 2024 First Half Interim Results (prnewswire.com; akesobio.com) and/or clinicaltrials.gov. Abbreviations: ISTs, Investigator sponsored trials; NSCLC, non small cell lung cancer; GI, gastrointestinal; G/GEJ, Gastric / Gastroesophageal Junction; SCLC, small cell lung cancer; HNSCC, Head and neck squamous cell carcinoma; CDP, clinical development plan.

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Summit Therapeutics Q4 & YE 2024 Earnings Call - February 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

Ivonescimab Catalysts in 2025-2026

Summit therapeutics *Global*

Akesobio *China*

HARMONi

First Global Clinical Trial Results in Mid-2025

Expanding our Global Clinical Development Plan[2]

Beyond NSCLC

Investigator Sponsored Trials Activating[3]

NSCLC and Beyond



HARMONi-6

Enrollment Complete[1]

Clinical Trial Data Readouts

NSCLC and Beyond

Initiation of Additional Phase III Clinical Trials[4]

NSCLC and Beyond

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

References: 1. Akeso announced HARMONi-6 (AK112-306) enrollment completion February 5, 2025 (PRNewswire press release accessed February 6, 2025). 2. Summit Therapeutics Inc Form 10-Q for the period ended September 30, 2024, filed October 30, 2024, page 28. 3. https://clinicaltrials.gov/search?term=ivonescimab, Accessed January 12, 2025. 4. Akeso published the record for AK112-308 in first-line locally advanced or metastatic triple negative breast cancer on clinicaltrials.gov (https://clinicaltrials.gov/study/NCT06767527; Accessed January 12, 2025) indicating a study start date of January 2025. This is in addition to the planned Phase III study in first line pancreatic cancer referenced in Akeso's 2024 Interim Report (akesobio.com; accessed January 12, 2025).

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Summit Therapeutics Q4 & YE 2024 Earnings Call
February 2025

HARMONi-3

Summit Sponsored Study

Ivonescimab + Chemo vs. Pembrolizumab + Chemo

Randomized, Double-blind, Phase III Study

1L NSCLC: PD-L1 All-Comers*

NCT05899608

Key Inclusion

- 1L squamous or non-squamous metastatic NSCLC
- Regardless of PD-L1 expression
- No activating genomic alterations



Non-Squamous OR Squamous
Maintenance
Randomization
1:1
n = ~1080
Ivonescimab + Carboplatin + Pemetrexed Q3W x 4 cycles
Ivonescimab + Carboplatin + Paclitaxel (or nab-paclitaxel) + Q3W x 4 cycles
Pembrolizumab + Carboplatin + Pemetrexed, Q3W x 4 cycles
Pembrolizumab + Carboplatin + Paclitaxel (or nab-paclitaxel) Q3W x 4 cycles
Non-Squamous: Ivonescimab + Pemetrexed
Squamous: Ivonescimab
Non-Squamous: Pembrolizumab + Pemetrexed
Squamous: Pembrolizumab
Treatment Until:
Intolerable toxicity,
Disease progression,
24 months of treatment
Safety and Survival Follow-up

Stratification Factors Include Histology

Squamous vs. Non-Squamous

Study Endpoints

Primary
- OS, PFS by Investigator

Secondary
- ORR, DCR, DOR, safety and tolerability
- PFS by BICR*

Abbreviations: NSCLC, non-small cell lung cancer; PD-L1, programmed cell death-ligand; Q3W, every three weeks; PFS, progression free survival; OS, overall survival; ORR, overall response rate; DCR, disease control rate; DOR, duration of response; BICR, blinded independent central review; 1L, first-line.

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Summit Therapeutics Q4 & YE 2024 Earnings Call
February 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

* PFS by BICR is a sensitivity analysis

Summit therapeutics

HARMONi-7

Summit Sponsored Study

Key Inclusion

- 1L squamous or non-squamous metastatic NSCLC
- PD-L1 high expression
- No activating genomic alterations

Abbreviations: NSCLC, non-small cell lung cancer; PD-L1, programmed cell death-ligand 1; Q3W, every three weeks; PFS, progression free survival; OS, overall survival; ORR, overall response rate; 1L, first-line

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February 2025

Monotherapy Ivonescimab vs. Pembrolizumab

Randomized, Double-blind, Phase III Study
1L NSCLC with PD-L1 High Expression
NCT06767514[1]

Randomization 1:1 (N=780)

Ivonescimab
20 mg/kg Q3W

Pembrolizumab
200 mg Q3W

Treatment Until
- Intolerable toxicity,
- Disease progression,
- 24 months of treatment

Safety and Survival Follow-up

Stratification Factors Include Histology

Squamous vs. Non-Squamous

Study Endpoints

Primary endpoints: PFS, OS
Secondary endpoints: ORR, safety and tolerability

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

1. HARMONi-7. ClinicalTrials.gov identifier: NCT06767514 Updated Jan 10, 2025, Accessed on Jan. 10, 2025 Study Details | Clinical Study of Ivonescimab for First-line Treatment of Metastatic NSCLC Patients With High PD-L1 | ClinicalTrials.gov

Summit therapeutics

Ivonescimab Opportunity
Goes *Beyond* Checkpoint Inhibitors (CPI)


Glioblastoma
Cutaneous Squamous Cell Carcinoma
Nasopharyngeal Carcinoma
Basal Cell Carcinoma
Merkel Cell Carcinoma
Classic Hodgkin Lymphoma
Head & Neck Squamous Cell Cancer
Esophageal Cancer
Thyroid Cancer
Primary Mediastinal Large B-Cell Lymphoma
Malignant Pleural Mesothelioma
Small Cell Lung Cancer
Triple-Negative Breast Cancer
Non-Small Cell Lung Cancer
Gastroesophageal Junction Cancer
Renal Cell Carcinoma
Biliary Tract Carcinoma
Gastric Cancer
Pancreatic Cancer
Hepatocellular Carcinoma
Melanoma
Gastrointestinal stromal tumor
Primary Peritoneal Cancer
MSI-H or dMMR Colorectal Cancer
MSS or pMMR Colorectal Cancer
Ovarian Cancer
Urothelial Carcinoma
Endometrial Carcinoma
MSI-H or dMMR Endometrial Carcinoma
Fallopian Tube
Cervical Cancer
Soft Tissue Sarcoma

$90B+ — 2028 Estimated *CPI* TAM[2]

$20B+ — NSCLC *CPI* TAM[2,3]

50+ Approved Indications for PD-(L)1 & VEGF Therapies[1]

- Approved Anti-VEGF Therapies
- Approved Anti PD-(L)1 Therapies
- Approved Anti PD-(L)1 & Anti-VEGF Therapies

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

1. Data from cancer.gov updated 2024 2. IQVIA MIDAS Disease, Dec 2023; IQVIA Institute Apr 2024. 3. TD Cowen; Investors Guide to Immuno-Oncology; Sept 6, 2023; Abbreviations: PD-(L)1, programmed cell death-(ligand) 1; PD-1, programmed cell death protein 1; VEGF, vascular endothelial growth factor; TAM, Total Addressable Market; Ph, phase; Ivo, ivonescimab.; CPI, checkpoint inhibitor

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Summit Therapeutics Q4 & YE 2024 Earnings Call
February 2025

Summit therapeutics

FINANCIAL SUMMARY SMMT 2024 Stock Performance: + 584%1 $435 Million in Financing in 2024 12/31/2024, cash & investments balance $412 Million Current Debt: $0 ($31.8 Million in principal and interest was paid in Q4 2024) 738 Million Shares Outstanding Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q4 & YE 2024 Earnings Call - February 2025 9 20.00 15.00 10.00 5.00 0.00 2024 Feb Mar Apr May Jun Jul Aug Sep Oct Nov DecJan 2024 Stock Performance 50-Day Moving Avg 1. Generated based on data from Yahoo! Finance (http://www.finance.yahoo.com/quote/SMMT - Accessed January 12, 2025) based the closing price on the final trading day of 2024 (December 31, 2024, $17.84) and the closing price on the final trading day of 2023 (December 29, 2023, $2.61). Abbreviations: YE, year-end; Avg, average

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q4 & YE 2024 Earnings Call February 2025 10 Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures. Financial Summary (1) Excludes stock-based compensation

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q4 & YE 2024 Earnings Call February 2025 11 Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q4 & YE 2024 Earnings Call February 2025 12 Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements.

Summit Therapeutics Q4 & YE 2024 Earnings Call February 24, 2025 9:00am ET